Exhibit 99.1
Zix Corporation Achieves Record Earnings
Company breaks records for revenue, net income, EBITDA and bookings backlog in the quarter
DALLAS — Oct. 25, 2010 — Zix Corporation (NASDAQ: ZIXI), the leader in email encryption services, today announced financial results for the third quarter ended Sept. 30, 2010.
Third Quarter 2010 Financial Highlights
•	Revenue of $9.0 million, an increase of 15.4%, year-over-year

•	GAAP net income of $.03 per share, an increase of $.04, year-over-year

•	Non-GAAP net income of $.04 per share, an increase of $.03, year-over-year

•	Cash flow from operations for the nine months ended September 30, 2010, of $6.6 million, an increase of $6.9 million, year-over-year

•	Cash and cash equivalents of $19.6 million, an increase of $6.3 million for the nine months ended September 30, 2010
“With the increase in demand for secure email for customer privacy and to meet regulatory compliance standards, ZixCorp finds itself in a good position. New customers and partners continue to recognize our leadership,” said Rick Spurr, ZixCorp’s Chairman and Chief Executive Officer. “ZixCorp’s customer service and strengths in technology, such as the ZixDirectorySM, customer-focused delivery methods and Software-as-a-Service (SaaS) architecture, deliver benefits that appeal to customers and partners alike.”
Third Quarter 2010 Corporate Financial Summary and Other Operational Metrics

	Q3	Q3	% or $
$ in Millions, except per share and % data	2010	2009	Change(1)
Revenue	$9.0	$7.8	15.4%
GAAP Gross Profit	$7.2	$5.6	28.0%
GAAP Net Income (Loss)	$1.8	$(0.7)	$2.4
GAAP Net Income (Loss) Per Share — Diluted	$0.03	$(0.01)	$0.04
Non-GAAP Adjusted Gross Profit	$7.2	$5.8	24.5%

	Q3	Q3	% or $
$ in Millions, except per share and % data	2010	2009	Change(1)
Non-GAAP Adjusted Net Income (Loss) (2)	$2.5	$0.8	211.7%
Non-GAAP Adjusted Net Income (Loss) Per Share-Diluted (2)	$0.04	$0.01	196.1%
Adjusted EBITDA (3)	$2.9	$1.1	158.4%
Adjusted EBITDA Margin	31.6%	14.1%	17.5	%pts
Email Encryption Revenue	$8.5	$6.7	27.9%
Email Encryption New First Year Orders	$2.2	$1.3	67.1%
Email Encryption Total Orders	$9.7	$6.5	49.0%
Email Encryption Bookings Backlog (4)	$46.6	$39.0	19.5%

(1)	Changes are based on actuals versus numbers shown in the columns which may reflect rounding

(2)	A reconciliation of GAAP to non-GAAP, adjusted results is attached to this press release and is available on our investor relations Web page at http://investor.zixcorp.com

(3)	Adjusted earnings before interest, taxes, depreciation and amortization

(4)	Service contract commitments that represent future revenue to be recognized as the services are provided
Business Highlights
Email Encryption:
•	The Alcohol and Tobacco Tax and Trade Bureau (TTB) selected ZixCorp to provide secure email. TTB is the fifth bureau of the U.S. Treasury department to use ZixCorp® Email Encryption Services.

•	ZixCorp signed a new, three-year contract with a Blue Cross Blue Shield (BCBS) organization that replaced a competitor’s solution. This new customer addition further solidifies ZixCorp’s position within the BCBS family of customers. ZixCorp now has more than 30 BCBS organizations using the Company’s Email Encryption Services.

•	The Company continues to pursue strategic distribution options for its encrypted email service. During the quarter an international electronic payments organization began to integrate ZixCorp Email Encryption Services into their service delivery platform.

•	ZixCorp continued its growth in the financial services industry and now has more than 1,400 financial institution customers.

•	The Company’s shared community of users, ZixDirectory, now includes more than 23 million members and is growing by approximately 100,000 members per week.

e-Prescribing:
•	On December 8, 2009, ZixCorp announced its planned exit from the e-Prescribing business. The Company is on track to exit this business on December 31, 2010, while fulfilling its existing obligations to customers and partners. We expect this business to be slightly profitable for 2010.

•	Included in the Corporate results above are the e-Prescribing business segment results, as follows:

	Q3	Q3	% or $
$ in Millions, except % data	2010	2009	Change
Revenue	$0.492	$1.150	(57.2%)
Non-GAAP Gross Profit	$0.273	$0.210	30.0%
Non-GAAP Adjusted Earnings	$0.161	($1.160)	$1.321
Outlook:
For the full-year 2010, the Company is reaffirming its previously issued revenue guidance and increasing its adjusted non-GAAP earnings to be between $0.11 and $0.12, per fully diluted share.
Conference Call Information:
The Company will discuss its financial results and outlook on a conference call on Monday, Oct. 25, 2010, at 5 p.m. ET. A live webcast of the conference call will be available on our investor relations web site at http://investor.zixcorp.com. Alternatively, participants can access the conference call by dialing 1-800-261-3417 (U.S. toll-free) or 1-617-614-3673 (international) at least 15 minutes before the call and entering access code 50233150. An audio replay of the conference will be available until Nov. 1, 2010, by dialing 1-888-286-8010 (U.S. toll-free) or 1-617-801-6888 (international) and entering the access code 41842978. An archive for the webcast will also be available on the ZixCorp investor relations Web site.
About Zix Corporation
Zix Corporation (ZixCorp) provides the only email encryption services designed with your most important relationships in mind. Many of the most influential companies and government organizations use the proven ZixCorp® Email Encryption Services, including WellPoint, Humana, the SEC, and more than 1,200 hospitals and 1,400 financial institutions. ZixCorp Email Encryption Services are powered by ZixDirectorySM, the largest email encryption community in the world. The tens of millions of ZixDirectory members can feel secure knowing their most important relationships are protected. For more information, visit www.zixcorp.com.
SOURCE Zix Corporation

Contacts
ZixCorp Investor Relations: Charles Messman (323) 468-2300, zixi@mkr-group.com
Public Relations: Taylor Stansbury (214) 370-2134, tstansbury@zixcorp.com
Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about exiting the e-Prescribing business, forecasts of revenue or earnings, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to ZixCorp on the date this release was issued. ZixCorp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to how privacy law mandates may affect the use of email encryption and ZixCorp’s ability to establish and maintain strategic and distribution relationships to gain customers and grow revenues in its Email Encryption business. ZixCorp may not succeed in addressing these and other risks. Further information regarding factors that could affect ZixCorp financial and other results can be found in the risk factors section of ZixCorp’s most recent filing on Form 10-K with the Securities and Exchange Commission.

ZIX CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,
	2010	December 31,
	(unaudited)	2009
ASSETS
Current assets:
Cash and cash equivalents	$19,571,000	$13,287,000
Marketable securities	—	25,000
Receivables, net	817,000	760,000
Prepaid and other current assets	923,000	1,142,000

Total current assets	21,311,000	15,214,000
Property and equipment, net	2,282,000	2,137,000
Goodwill and other assets	2,294,000	2,397,000

Total assets	$25,887,000	$19,748,000

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued expenses	$2,835,000	$3,893,000
Deferred revenue	16,378,000	14,478,000
License subscription note payable	134,000	126,000

Total current liabilities	19,347,000	18,497,000
Long-term liabilities:
Deferred revenue	1,716,000	2,821,000
License subscription note payable, non-current	84,000	186,000
Deferred rent	180,000	233,000

Total long-term liabilities	1,980,000	3,240,000

Total liabilities	21,327,000	21,737,000
Total stockholders’ equity (deficit)	4,560,000	(1,989,000)

Total liabilities and stockholders’ equity	$25,887,000	$19,748,000

ZIX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenues	$9,040,000	$7,835,000	$26,371,000	$22,462,000

Cost of revenues	1,888,000	2,249,000	5,714,000	7,088,000

Gross profit	7,152,000	5,586,000	20,657,000	15,374,000
Operating expenses:
Research and development	1,317,000	1,760,000	4,072,000	5,238,000
Selling, general and administrative	4,086,000	4,557,000	12,529,000	14,429,000

Total operating expenses	5,403,000	6,317,000	16,601,000	19,667,000

Operating income (loss)	1,749,000	(731,000)	4,056,000	(4,293,000)
Operating margin	19%	-9%	15%	-19%

Other income, net	22,000	35,000	66,000	176,000

Income (loss) before income taxes	1,771,000	(696,000)	4,122,000	(4,117,000)
Provision for income taxes	(3,000)	39,000	(141,000)	(7,000)

Net income (loss)	$1,768,000	$(657,000)	$3,981,000	$(4,124,000)

Net income (loss) per share — basic	$0.03	$(0.01)	$0.06	$(0.07)

Net income (loss) per share — diluted	$0.03	$(0.01)	$0.06	$(0.07)

Shares used in per share calculation — basic	64,148,452	63,367,037	63,973,102	63,335,508

Shares used in per share calculation — diluted	66,646,541	63,367,037	66,208,508	63,335,508

ZIX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2010	2009
Operating activities:
Net income (loss)	$3,981,000	$(4,124,000)
Non-cash items in net income (loss)	2,589,000	3,489,000
Changes in operating assets and liabilities	(1,000)	318,000

Net cash provided by (used in) operating activities	6,569,000	(317,000)

Investing activities:
Purchases of property and equipment	(1,248,000)	(852,000)
Restricted cash investments and marketable securities, net	25,000	3,000

Net cash used in investing activities	(1,223,000)	(849,000)

Financing activities:
Proceeds from exercise of stock options	1,032,000	13,000
Proceeds from exercise of warrants	—	339,000
Payment of license subscription note payable	(94,000)	(39,000)

Net cash provided by financing activities	938,000	313,000

Increase (decrease) in cash and cash equivalents	6,284,000	(853,000)
Cash and cash equivalents, beginning of period	13,287,000	13,245,000

Cash and cash equivalents, end of period	$19,571,000	$12,392,000

ZIX CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

			Three Months Ended		Nine Months Ended
			September 30,		September 30,
			2010	2009	2010	2009
Revenue:
GAAP revenue			$9,040,000	$7,835,000	$26,371,000	$22,462,000

Gross profit:
GAAP gross profit			$7,152,000	$5,586,000	$20,657,000	$15,374,000
Stock-based compensation charges (1)	(A	)	49,000	148,000	150,000	333,000
Non-recurring severance payments (2)	(B	)	—	49,000	77,000	91,000
Expenses related to wind-down of e-Prescribing business (3)	(C	)	—	—	8,000	—

Non-GAAP adjusted gross profit			$7,201,000	$5,783,000	$20,892,000	$15,798,000

Operating income (loss):
GAAP operating income (loss)			$1,749,000	$(731,000)	$4,056,000	$(4,293,000)
Stock-based compensation charges (1)	(A	)	539,000	1,128,000	1,536,000	2,498,000
Non-recurring severance payments (2)	(B	)	176,000	235,000	348,000	719,000
Expenses related to wind-down of e-Prescribing business (3)	(C	)	2,000	91,000	12,000	168,000

Non-GAAP adjusted operating income (loss)			$2,466,000	$723,000	$5,952,000	$(908,000)

Net income (loss):
GAAP net income (loss)			$1,768,000	$(657,000)	$3,981,000	$(4,124,000)
Stock-based compensation charges (1)	(A	)	539,000	1,128,000	1,536,000	2,498,000
Non-recurring severance payments (2)	(B	)	176,000	235,000	348,000	719,000
Expenses related to wind-down of e-Prescribing business (3)	(C	)	2,000	91,000	12,000	168,000
Income tax impact	(D	)	(1,000)	—	9,000	6,000

Non-GAAP adjusted net income (loss)			$2,484,000	$797,000	$5,886,000	$(733,000)

Net income (loss) per share — diluted:
GAAP net income (loss) per share — diluted			$0.03	$(0.01)	$0.06	$(0.06)
Adjustments per share	(A-D	)	0.01	0.02	0.03	$0.05

Non-GAAP adjusted net income (loss) per share — diluted			$0.04	$0.01	$0.09	$(0.01)

Shares used to compute non-GAAP adjusted net income (loss) per share — diluted			66,646,541	63,367,037	66,208,508	63,335,508

Reconciliation of Reported Net income (loss) to EBITDA and Adjusted EBITDA:	(E	)
Net income (loss)			$1,768,000	$(657,000)	$3,981,000	$(4,124,000)
Income tax provision			3,000	(39,000)	141,000	7,000
Interest expense			5,000	8,000	17,000	13,000
Depreciation expense			362,000	339,000	1,047,000	987,000

EBITDA			2,138,000	(349,000)	5,186,000	(3,117,000)

Adjustments:
Share based compensation expense	(A	)	539,000	1,128,000	1,536,000	2,498,000
Severance costs	(B	)	176,000	235,000	348,000	719,000
Expenses related to wind down of e-Prescribing business	(C	)	2,000	91,000	12,000	168,000

Adjusted EBITDA			$2,855,000	$1,105,000	$7,082,000	$268,000

Adjusted EBITDA margin			31.6%	14.1%	26.9%	1.2%

(1) Stock-based compensation charges are included as follows:
Cost of revenues			$49,000	$148,000	$150,000	$333,000
Research and development			50,000	130,000	148,000	280,000
Selling, general and administrative			440,000	850,000	1,238,000	1,885,000

			$539,000	$1,128,000	$1,536,000	$2,498,000

(2) Non-recurring severance payments are included as follows:
Cost of revenues			$—	$49,000	$77,000	$91,000
Research and development			$—	—	$—	$8,000
Selling, general and administrative			176,000	186,000	271,000	620,000

			$176,000	$235,000	$348,000	$719,000

(3) Expenses related to the wind-down of e-Prescribing business are included as follows:
Cost of revenues			$—	$—	$8,000	$—
Selling, general and administrative			2,000	91,000	4,000	168,000

			$2,000	$91,000	$12,000	$168,000

     This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see items (A) through (E) on the next page.

ZIX CORPORATION
NOTES TO RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
USE OF NON-GAAP FINANCIAL INFORMATION
     The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these non-GAAP financial measures to make operational and investment decisions, to evaluate the Company’s performance, to forecast and to determine compensation. Further, management utilizes these performance measures for purposes of comparison with its business plan and individual operating budgets and allocation of resources. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors. In addition, in our Earnings Release we have provided tables to reconcile the non-GAAP financial measures utilized to GAAP financial measures.
ADJUSTED NON-GAAP MEASURES
     Our non-GAAP measures adjust GAAP Gross profit, Operating income (loss), Net income (loss), Net income (loss) per share — diluted and EBITDA for non-cash stock-based compensation expense, non-recurring severance expenses and expense related to the wind-down of our e-Prescribing business to derive non-GAAP adjusted Gross profit, adjusted Operating income (loss), adjusted Net income (loss), adjusted Net income (loss) per share — diluted and adjusted EBITDA. We provide a reconciliation of these adjusted non-GAAP measures to GAAP Gross profit, Operating income (loss), Net income (loss), Net income (loss) per share — diluted and EBITDA.
     We do not provide a reconciliation of forward looking adjusted Non-GAAP earnings per share to GAAP earnings per share. Our forward looking adjusted Non-GAAP earnings per share information consistently excludes non-cash stock based compensation expense which is generally $500,000 to $600,000 on a quarterly basis. Additionally, the adjusted Non-GAAP earnings per share will consistently exclude nonrecurring items that impact our on-going business. At this time, such one-time transactions are unknown and not available. Estimates of these one-time items may differ materially from actual results. See items (A) through (C) below for further information on the current quarter’s reconciling items.
     Items (A) through (E) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross profit’, “Operating income (loss)”, “Net income (loss)” and “Net income (loss) per share — diluted” and “EBITDA” and correspond to the categories explained in further detail below under (A) through (D).
(A) Non-cash stock-based compensation charges relating to stock option grants awarded to employees and third-party service providers and accounted for in accordance with Share-Based Payment accounting guidance. See (1) on previous page for breakdown of stock-based compensation. Because of varying valuation methodologies, subjective assumptions and varying award types, the Company believes that the exclusion of stock-based compensation charges provides for more accurate comparisons to our peer companies, and for a more accurate comparison of our financial results to previous periods. Additionally, the Company believes it is useful to investors to understand the specific impact of non-cash stock-based compensation charges on our operating results.
(B) Severance payments related to reduction in workforce. See item (2) on previous page for breakdown of severance payments. The Company’s management excludes these costs when evaluating the ongoing performance and/or predicting its earnings trends, and therefore excludes these charges on our operating results.
(C) Expenses related to strategic review and wind-down of the Company’s e Prescribing business segment. The Company’s management excludes these costs when evaluating the ongoing performance and/or predicting its earnings trends, and therefore excludes these charges when presenting non-GAAP financial measures.
(D) The Company’s U.S. operations’ net losses for U.S. tax purposes are fully provisioned. The non-GAAP adjustment represents the non-cash tax expense included in the GAAP tax provision. The remaining provision for income taxes represents expected cash taxes to be paid.
(E) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA adds back stock-based compensation, severance payments and expenses relating to the wind down of the Company’s e-Prescribing business.